INVO bioscience
Life Begins Within

INVO Center Review

March 2022

Forward Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected future financial position, results of operations, cash flows, financing plans, business strategies, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those set forth in our filings at www.sec.gov. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise.

For Safety and Efficacy information: https://invobioscience.com/wp-content/uploads/2018/11/P-008_INVO-IFU-Nov-2018.pdf



Our Mission is

to help people realize the dream of parenthood by increasing worldwide access to an efficient, effective, and connected experience in reproductive treatment.



INVO Centers are

- fertility clinics dedicated to delivering INVOcell and the IVC treatment,
- a unique approach for delivering our innovative device technology; and
- a key part of our commercialization strategy.

INVO Centers Address Key Industry Challenges

Treatment Costs

- Relative high costs of IVF treatment reduces access for many

Infrastructure and Capacity Constraints

- Limited number of IVF clinics – clustered in population centers, which also drives up costs for patients in rural areas
- Clinic throughput (volume limits) – lab capacity limitations
- Not enough capacity to handle current needs



INVO Centers

A Key Part of our Mission and Commercial Strategy

Business Structure

- Partner with physician operators to create dedicated INVO Centers
- INVO Bioscience to provide the device, funding, access to training, and technology/lab support and management
- Partner responsible for medical decision-making and day-to-day INVO Center operating management
- North American focus, with select international opportunities

Advantages

- INVO Centers require less initial investment than traditional IVF clinics and are operationally efficient = enabling excellent patient affordability
- Efficiencies – INVO Centers can handle more patients than conventional clinics
- INVO Centers help drive greater awareness around INVOcell and the IVC procedure
- Ability to leverage our experience from initial centers to optimize future centers, accelerate development and penetrate existing clinics

Our 3 Year Goals

2022 thru 2024

20

Fully operational INVO Centers

12,000*

Annual INVO Center cycles

- Barely scratching the surface when considering:
  - Current annual U.S. IVF cycles = ~330,000
  - Adding an incremental 12,000 INVO Center cycles is only a 3.6% increase for the industry – real market needs are **estimated to be over 1 million cycles/year**



** Assuming each center performs 600 annual cycles after initial 3 year ramp up period for each center*

INVO bioscience
Life Begins Within

Site Selection Process

Various factors, both quantitative and qualitative go into choosing potential locations

Insurance Mandates

Eliminating areas with comprehensive insurance mandates

19 states have some coverage mandate, but only 9 states have comprehensive mandates.

Health System Ownership

Avoid markets where a health system owns both the OBGYN's and fertility clinics resulting in potentially reduced referral base

OBGYN

We will focus on areas with large OBGYN groups (10 plus) we can partner with

Payment

Focus on areas that are heavily cash pay

Capacity

Focus on areas that have significant capacity issues = large needs relative limited availability

Population

Number of potential patients within a geography

Level of IVF Care

Number of current IVF cycles being administering in the area

Our key objective is to open clinics in geographic areas that we feel we can develop quickly

INVO bioscience
Life Begins Within

INVO Centers: North American Focus

We have expanded our initial city list to 27 potential locations and will plan to prioritize them to optimize the geography specifics and growth trajectory.



Operating INVO Centers

Announced Sites

Sites under active review*

*Cities for which preliminary review is complete are not shown on map.

INVO bioscience Life Begins Within

Building an INVO Center

Estimated time, costs and initial operating targets

Step 1 – Site Selection

Step 2 – Physician / Partner Recruitment

Step 3 – Site Build Out and Equipment Setup

Step 4 – Partner Training And Standard Operating Procedure Implementation

Step 5 – Begin Local Physician Referral Program And Pre-marketing

Step 6 – Open Doors And Begin Patient Treatment

$700K cost to open the doors

6-8 Months

Est 3-year operating P&L

Year 1 – Op loss of ~$350K after opening doors

Year 2 – Profit of ~$425K+

Year 3 – Profit of ~$1.45M+

Per INVO Center: 3 Year Plan


# of Procedure Cycles
per INVO Center
700
600
500
400
300
200
100
0
60
310
582
FY-1*
FY-2
FY-3


Average Revenue**
per INVO Center
$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$450,000
$2,325,000
$4,350,000
FY-1*
FY-2
FY-3


Net Operating Income
per INVO Center
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
($200,000)
($400,000)
($600,000)
~($350,000)
~$425,000
~$1,450,000
FY-1*
FY-2
FY-3

* Center becomes operational in second half of year 1

** Actual per INVO Center revenue may vary based on location.

INVO Center Model Potential

Assuming 20 Sites that reach operating plan



~$87 M

Potential Annual Revenue from INVO Centers

~$30 M

Potential Annual Operating Profit from INVO Centers

Longer Term Potential

could be significantly higher as INVO Centers may evolve to include collaborations with OB/GYN practice groups and/or franchise opportunities.

INVO bioscience
Life Begins Within